LEASE	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
LEASE
NOTE 11:- LEASES

The Company`s leases include offices for its facilities worldwide, as well as car leases, which are all classified as operating leases. Certain leases include renewal options that are under the Company`s sole discretion. The renewal options were included in the ROU assets and liabilities calculations if it was reasonably certain that the Company will exercise the option.

	December 31,
	2021	2020
Lease cost:
Fixed cost and variable payments	$27,124	$21,104
Short-term lease cost	1,619	1,854

Total operating lease cost	$28,743	$22,958

	December 31,
	2021	2020

Cash paid for amounts included in the measurement of lease liabilities:

Operating cash flows from operating leases	$(26,688)	$(19,061)

Weighted average remaining operating lease term	6.12	6.57
Weighted average discount rate operating lease	2.4%	4.1%

The following table outlines maturities of the Company’s lease liabilities as of December 31, 2021:

Fiscal Years Ending December 31,	Operating Leases
2022	$29,202
2023	22,418
2024	16,321
2025	14,954
2026	12,929
After 2026	41,646

Total undiscounted lease payments	$137,470

Less:
Imputed interest	26,505

Present value of lease liabilities	$110,965

The Company sublease one of its partial real estate offices. Lease income relating to lease payments of operating leases was $70 and $506 for the years ended December 31, 2021 and 2020, respectively.

As of December 31, 2021, the Company has a lease commitment of approximately $506,000 for a new offices in Israel, which has not yet commenced. The lease commitment for the first part of the contract is expected to commence during 2022, and during 2023 for the second part of the contract. The initial term of the lease agreement is 10 years commencing on the transfer of possession, and with an option to extend the lease for additional periods of up to 15 years, subject to the conditions of the lease agreement.